Exhibit 99.1

The Clorox Company Press Release
Clorox Introduces Centennial Strategy to Drive Long-term Growth;
Provides Fiscal Year 2008 Financial Outlook; and
Announces 29 Percent Increase in Quarterly Dividend
OAKLAND, Calif., May 24, 2007 — The Clorox Company (NYSE: CLX) today introduced its strategic growth plan during the Clorox Analyst Day event in New York. The event was also broadcast live via webcast. The Centennial Strategy, named for the company’s milestone anniversary in 2013, is focused on achieving double-digit annual growth in economic profit.
A key driver of the strategy is to accelerate sales by growing existing brands (“organic growth”), including expanding into adjacent categories, entering new sales channels and increasing penetration within existing countries. The company also anticipates using its strong cash flow to pursue growth opportunities and increase shareholder returns.
“Clorox is a company that knows how to win with consumers, customers and our share owners,” said Chairman and CEO Don Knauss. “Most of our brands hold No. 1 or strong No. 2 market-share positions, and over the past 10 years we’ve outpaced our peer group and the S&P 500 in total shareholder returns. But we know our continued success will require approaching our business in new ways. Building on our very strong foundation, we’re heading toward what we call our ‘true north’ — that is, our governing objective to achieve double-digit annual growth in economic profit. We are very excited about this strategy and our future growth prospects.”
Using economic profit to drive portfolio choices, resource allocation and overall performance
Defined as the profit a company generates over and above the cost of paying for the assets used to run its business, economic profit will be the “key measure” Clorox uses to drive enhanced performance, according to Larry Peiros, executive vice president — chief operating officer, Clorox North America.
“We have always been good at execution and driving down costs,” Peiros said, “but we believe this new approach can make us even better. We are driving economic profit deeply into specific businesses. We now have a very granular understanding of the sources and drivers of economic profit, with visibility by country, category, channel and even specific product item.
Knauss added, “We will manage our business more differentially, growing economic profit pools that already exist and eliminating activities that are reducing economic value. We believe this is the best way to drive profitable growth and continue to deliver strong shareholder returns over the long term.”
Knauss said the company is restructuring its business units to ensure a clear line of sight to where the most economic value is being generated, and that a new management incentive system will reinforce the focus on profitable sales growth and double-digit annual economic profit growth.
Driving growth by winning with the “3Ds”: desire, decide, delight
Frank Tataseo, executive vice president — functional operations, reviewed the company’s plans for driving organic growth. “Previously, our strategy was about building capabilities in the areas of the consumer, the customer and cost management,” he said. “Now we’re leveraging those capabilities to drive demand creation and build consumer lifetime loyalty through what we call the ‘3Ds’: desire, decide and delight.”
Desire is about integrated pre-purchase communications that increase consumers’ awareness about how the company’s brands meet their needs. Clorox said it will enhance its marketing communication capabilities to create more consistent messages to consumers wherever they come into contact with the company’s brands. The company will implement a new integrated model for working with its advertising and public relations agencies, linking their compensation to Clorox’s success. Clorox is also increasing its emphasis on multicultural marketing, with a crossfunctional team focused on these important consumer segments, and a Hispanic advisory group of customers, academics and noncompeting companies.
Decide is about winning at the store shelf — where most purchasing decisions are made — through superior packaging and continued investment in value-creating service capabilities that fuel growth for Clorox and its customers. Clorox will selectively expand the deployment of these services, such as consumer and shopper insights and category advisory expertise, to include the balance of its top 25 customers in the grocery channel.
Delight is about continuing to offer high-quality, consumer-preferred products, so consumers will keep coming back to the company’s brands. Recent innovation examples include Fresh Step® cat litter with odor-eliminating carbon and Kingsford® charcoal with Sure Fire Grooves® that lights faster and burns longer. The company said it will continue to deliver about 2 points of incremental sales growth annually from innovation.
“Of course, innovation cuts across all three of these areas,” Knauss said. “This approach to driving demand creation behind our core brands will help us increase market share and generate economic profit over the long term.”
Reshaping portfolio to increase sales growth
Clorox said it will continue to focus on building big-share brands in midsized categories. The company said it will maximize economic profit growth by identifying and pursuing strategic opportunities to broaden the footprint of major brands with organic growth into adjacent categories, channels and countries.
To illustrate, Beth Springer, executive vice president — Strategy & Growth, highlighted the evolution of the Clorox® brand from its namesake bleach into a billion-dollar franchise that includes cleaning and disinfecting products for the bathroom, kitchen and around the house. Today, products other than bleach make up more than half of the franchise. To further broaden the brand’s footprint, Springer said, the company is further extending its successful health-and-wellness platform into the institutional health-care disinfecting market.
The company is also exploring opportunities to grow its presence internationally. Outside of North America, 90 percent of sales are in four core categories: laundry, home care, bags and wraps and auto-care products. “We still have substantial room to grow in our existing categories and countries by further leveraging our corporate capabilities in the 3Ds,” said Warwick Every-Burns, senior vice president — International. “We’re focusing on the Americas, Australia and New Zealand first, where we have a strong competitive advantage, and then will expand our focus to other countries.”
Clorox is also looking to reshape its brand portfolio and accelerate future growth by pursuing “winning opportunities” in new categories, channels and countries where the company can bring a competitive advantage, Springer said. “We’re looking at how to more fully capitalize on major global trends toward health and wellness, convenience, environmental sustainability and a more multicultural marketplace,” she said. “Over the longer term, we anticipate further increasing growth from acquisitions, as we use these opportunities to exceed our financial goals.”
Knauss added, “We will continue to review our portfolio on an ongoing basis, and businesses with less than double-digit annual economic profit growth potential may be candidates for divestiture.”
Leveraging strong cash flow and balance sheet to improve returns
From fiscal year 2002 through the third quarter of fiscal year 2007, Clorox has returned 124 percent of its free cash flow — defined as cash provided by operations less capital expenditures — to shareholders through share repurchases and dividends, said Dan Heinrich, senior vice president — chief financial officer.
Heinrich said the company will continue to drive efficiency through its Cut Costs and Enhance Margins (CCEM) Strategy, with the savings generated through that strategy helping cover cost increases and fund additional resources to drive higher growth and shareholder returns. “We anticipate that our cost-saving initiatives, such as world-class manufacturing, global sourcing, trade-promotion spending efficiency and product-design optimization, will deliver $80 million to $90 million in fiscal year 2008 alone,” he said. “We have a solid pipeline of new cost-saving initiatives that we will phase in over the course of our Centennial Strategy.”
Heinrich also said the company’s strong free cash flow and the capital capacity of its balance sheet provide significant resources to invest in profitable growth. “Given the company’s strong cash flow, we believe we can operate at higher average debt levels than we have in the past,” he said. “We’ll use this cash flow and our strong capital capacity to invest in profitable growth or return cash to our shareholders if not needed for the business.”

Centennial Strategy financial targets
Specific annual targets for the Centennial Strategy include:
•	Sales growth of 3-5 percent, excluding acquisitions and expansion into new geographies; and

•	Operating profit margin growth of 50-75 basis points.
The company anticipates that achieving these annual financial goals should result in double-digit economic profit growth and average free cash flow of 10 percent or more of sales.
Fiscal year 2008 financial outlook
For fiscal year 2008, Clorox anticipates organic sales growth in the range of 3-5 percent. The company anticipates fiscal year diluted EPS in the range of $3.44-$3.61. This outlook anticipates an impact of about 6-8 cents diluted EPS in restructuring charges related to planned consolidation within the company’s home-care products manufacturing network. Excluding these anticipated charges, the company’s diluted EPS outlook is in the range of $3.52-$3.67. As previously communicated, the company anticipates a slightly negative net commodity cost impact for the year, and further inflationary pressure in manufacturing and logistics. These factors are anticipated to be more than offset by cost savings. Not included in this outlook are possible pretax charges in the range of $45-$55 million. These potential additional charges are related to some new venture investments and intangible assets the company may not pursue in light of its new strategy, and some additional supply chain restructuring. In the future, Clorox will continue to evaluate other ways of increasing productivity to support profitable growth.
Consistent with Clorox’s focus on achieving its annual financial targets, the company will continue to provide annual financial outlook for sales growth and diluted EPS, with updates during quarterly earnings announcements or as appropriate. The company will discontinue providing specific financial outlook for individual quarters within a year. This new practice will begin in fiscal year 2008.
Clorox increases quarterly dividend 29 percent and announces dividend payment
Consistent with Clorox’s focus on improving shareholder returns, the company today announced a higher quarterly dividend rate. The quarterly cash dividend will be increased by 29 percent to 40 cents per share from 31 cents per share. The dividend at the new rate will be payable on Aug. 15, 2007, to stockholders of record on July 27, 2007.
Clorox reauthorizes share repurchase program
Clorox announced today that its board has reauthorized its share repurchase program for an aggregate purchase amount of up to $750 million, and terminated its prior 2002 and 2003 authorizations. Repurchases may take place from time to time, depending on market conditions. This $750 million share repurchase program is in addition to an evergreen repurchase program previously announced by the company to reduce or eliminate dilution in connection with issuances of stock under the company’s stock incentive plans.
Replay of meeting webcast
A webcast replay of today’s meeting will be available for one week in the Investors section of the company’s Web site at www.TheCloroxCompany.com.
The Clorox Company
The Clorox Company is a leading manufacturer and marketer of consumer products with fiscal year 2006 revenues of $4.6 billion. Clorox markets some of consumers’ most trusted and recognized brand names, including its namesake bleach and cleaning products, Armor All® and STP® auto-care products, Fresh Step® and Scoop Away® cat litter, Kingsford® charcoal, Hidden Valley® and K C Masterpiece® dressings and sauces, Brita® water-filtration systems, and Glad® bags, wraps and containers. With 7,600 employees worldwide, the company manufactures products in more than two dozen countries and markets them in more than 100 countries. Clorox is committed to making a positive difference in the communities where its employees work and live. Founded in 1980, The Clorox Company Foundation has awarded cash grants totaling more than $66.3 million to nonprofit organizations, schools and colleges; and in fiscal 2006 alone made product donations valued at $6 million. For more information about Clorox, visit www.TheCloroxCompany.com.

Forward-looking statements
Except for historical information, matters discussed above, including statements about future volume, sales, costs, cost savings, earnings, cash outflows, plans, objectives, expectations, growth, or profitability, are forward-looking statements based on management’s estimates, assumptions and projections. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations on such words, and similar expressions, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed above. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2006, as updated from time to time in the company’s SEC filings. These factors include, but are not limited to, the success of the company’s Centennial Strategy; general economic and marketplace conditions and events; competitors’ actions; the company’s costs, including changes in exposure to commodity costs such as resin, diesel, chlor alkali and agricultural commodities; increases in energy costs; consumer and customer reaction to price increases; customer-specific ordering patterns and trends; the company’s actual cost performance; changes in the company’s tax rate; any future supply constraints which may affect key commodities; risks inherent in sole-supplier relationships; risks related to customer concentration; risks arising out of natural disasters; risks related to the handling and/or transportation of hazardous substances, including but not limited to chlorine; risks inherent in litigation; risks relating to international operations; risks inherent in maintaining an effective system of internal controls, including the potential impact of acquisitions or the use of third-party service providers; the ability to manage and realize the benefit of joint ventures and other cooperative relationships, including the company’s joint venture regarding the company’s Glad® plastic bags, wraps and containers business, and the agreement relating to the provision of information technology and related services by a third party; the success of new products; risks relating to acquisitions, mergers and divestitures; and the ability of the company to successfully manage tax, regulatory, product liability, intellectual property, environmental and other legal matters, including the risk resulting from joint and several liability for environmental contingencies. In addition, the company’s future performance is subject to risks particular to the share exchange transaction with Henkel KGaA, the tax indemnification obligations and the actual level of debt costs. Declines in cash flow, whether resulting from tax payments, debt payments, share repurchases, interest cost increases greater than management expects, or otherwise, could adversely affect the company’s earnings.
The company’s forward-looking statements in this document are based on management’s current views and assumptions regarding future events and speak only as of their dates. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Media relations	Investor relations
Dan Staublin 510-271-1622	Li-Mei Johnson 510-271-3396
Kathryn Caulfield 510-271-7209	Steve Austenfeld 510-271-2270